UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 9, 2007

Commission file number 333-113658

Sensus Metering Systems (Bermuda 2) Ltd.	Sensus Metering Systems Inc.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Bermuda	98-0413362	Delaware	51-0338883
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8601 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

(919) 845-4017

(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 9, 2007, Sensus Metering Systems (Bermuda 2) Ltd. (the “Company”) announced the departure of Barry W. Seneri, Executive Vice President of Operations for the Metering Systems Division, effective March 31, 2007. The Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 14, 2007 is being amended hereby to report the terms and conditions of Mr. Seneri’s severance arrangement, which was not determined as of the date Mr. Seneri’s departure was announced.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 2, 2007, the Company finalized the terms and conditions of Mr. Seneri’s severance arrangement. Mr. Seneri’s severance arrangement includes: (i) ten months of severance compensation, totaling $208,340; (ii) use of a Company-leased vehicle throughout the ten-month severance period, totaling $5,833; and (iii) premiums for health, dental and vision insurance benefits throughout the ten-month severance period, totaling $7,363.

In addition, Mr. Seneri holds 100,000 Class B restricted shares, par value $0.01 per share, that were issued under the Company’s Restricted Share Plan and for which Mr. Seneri paid $1,000. Pursuant to the severance arrangement, Mr. Seneri will maintain ownership of the 60,000 shares that vested prior to his departure and, assuming Mr. Seneri does not accept employment with a competitor of the Company, an additional 20,000 shares will vest in December 2007 and the remaining 20,000 shares will vest in December 2008. The 40,000 shares that are currently restricted would also vest upon the sale or change in control of the Company. Lastly, Mr. Seneri will also maintain ownership of the following shares: (i) 30,000 Class A Common Shares for which he paid $30,000; (ii) 120 Series A Preference Shares for which Mr. Seneri paid $120,000; and (iii) 75 Series B Convertible Preferred Shares for which he paid $75,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS METERING SYSTEMS (BERMUDA 2) LTD.

Dated: April 4, 2007	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Executive Vice President, Operations and Chief Financial Officer

SENSUS METERING SYSTEMS INC.

Dated: April 4, 2007	By:	/s/ Peter Mainz
	Name:	Peter Mainz
	Title:	Executive Vice President, Operations and Chief Financial Officer